                                                                EXHIBIT 10.2

                          BORROWER SECOND AMENDED AND
                           RESTATED PLEDGE AGREEMENT


     THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of April 6, 1998 by and between SC REALTY INCORPORATED (the "Pledgor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor to Wells Fargo Realty Advisors Funding, Incorporated, as Agent (the "Pledgee").

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of August 19, 1996 (as amended and in effect immediately prior to the date hereof, the "Existing Credit Agreement") by and among the Pledgor, the financial institutions party thereto and their assignees under Section 9.8 thereof (the "Existing Lenders"), and the Pledgee, the Existing Lenders extended certain financial accommodations to the Pledgor;

     WHEREAS, as security for its obligations owing to the Existing Lenders and the Pledgee under the Existing Credit Agreement, the Pledgor entered into that certain Borrower Amended and Restated Pledge Agreement dated as of August 19, 1996 (as amended and in effect immediately prior to the date hereof, the "Existing Pledge Agreement") by and between the Pledgor and the Pledgee;

     WHEREAS, the Pledgor, the Pledgee and the Existing Lenders are to amend and restate the terms of the Existing Credit Agreement pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"), by and among the Pledgor, the financial institutions party thereto and their assignees under
Section 10.8 thereof (the "Lenders") and the Pledgee;

     WHEREAS, the Pledgor, the Pledgee and the Lenders desire to amend and restate the terms of the Existing Pledge Agreement pursuant to the terms hereof; and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the extension of financial accommodations under the Credit Agreement, that the Pledgor execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Pledge.  The Pledgor hereby pledges, hypothecates, assigns,
                 ------
transfers, sets over and delivers unto the Pledgee for the benefit of the Lenders and the Swingline Lender, and grants to the Pledgee for the benefit of the Lenders and the Swingline Lender a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the

"Pledged Collateral"): (a) all of the capital stock, shares (as defined in Md. Corps & Ass'ns Code Ann. (S)8-101(c)), beneficial interest in real estate investment trusts or other trusts, equity interests and other securities (collectively, "Securities") of each Issuer as set forth in Schedule 1 attached hereto (collectively, the "Pledged Shares"); (b) such additional Securities of such Issuers as may from time to time be issued to the Pledgor or otherwise acquired by the Pledgor and which are delivered to the Pledgee by or on behalf of the Pledgor; (c) the Guarantor Note and any other promissory note executed by any Consolidated Subsidiary of Guarantor in favor of the Pledgor (together with the Guarantor Note, collectively the "Intercompany Notes"), together with (i) all books and accounts, papers and documents in any way evidencing or relating to any Intercompany Note, (ii) the Pledgor's right (A) to give all consents, waivers and releases under any Intercompany Note, (B) to take all action upon the happening of any breach or default giving rise to any right (including rights to payment of money, rights of indemnification and setoff, and rights to defer payment of amounts or to compel specific performance) in the Pledgor's favor under any Intercompany Note, and (C) to do any and all other things whatsoever which Pledgor is or may become entitled to do under any Intercompany Note; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in clauses
(a)(b)through (c) above; and (e) any and all of the proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

     Section 2.  Obligations Secured.  This Agreement is made, and the security
                 -------------------
interest created hereby is granted to the Pledgee for the benefit of the Lenders and the Swingline Lender, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all Revolving Loans, Term Loans and Swingline Loans; (b) all obligations of the Pledgor under the Credit Agreement, the Notes, this Agreement and the other Loan Documents;
(c) any reasonable costs or expenses incurred by the Pledgee or Pledgee's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise and (d) all other Obligations.

     Section 3.  Representations and Warranties.  The Pledgor hereby represents
                 ------------------------------
and warrants to the Pledgee, the Lenders and the Swingline Lender as follows:

     (a) Title and Liens.  The Pledgor is the legal and beneficial owner of the
         ---------------
Pledged Collateral and none of the Pledged Collateral is subject to any Lien other than Permitted Liens. No financing statement under the Uniform Commercial Code of any jurisdiction which names the Pledgor as debtor or covers any of the Pledged Collateral, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of the Pledgee, and the Pledgor has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of the Pledgee.

     (b) Name; Chief Executive Office.  The correct corporate name of the
         ----------------------------
Pledgor is set forth in the first paragraph of this Agreement. The chief executive office and principal place of business of the Pledgor, and the Pledgor's books and records relating to the Pledged Collateral, are located at 3753 Howard Hughes Parkway, Suite 200, Las Vegas, Clark County, Nevada 89109. The Pledgor has no other offices or places of business.

     (c) Securities Duly Issued.  All of the Securities pledged hereunder are
         ----------------------
and shall be duly authorized, issued and outstanding and are and shall be fully paid and non-assessable.

     Section 4.  Covenants.  The Pledgor hereby unconditionally covenants and
                 ---------
agrees as follows:

     (a) No Liens; No Sale of Pledged Collateral.  The Pledgor will not create,
         ---------------------------------------
assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein), other than Permitted Liens, and will not, without the prior written consent of the Pledgee, sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

     (b) Change of Locations, Name, Etc.  Without giving the Pledgee at least
         ------------------------------
thirty-day's prior written notice, the Pledgor will not (i) change the Pledgor's chief executive office, principal place of business, or the location of its books and records relating to the Pledged Collateral or (ii) change its name, identity or structure.

     Section 5.  Additional Collateral.  The Pledgor agrees that, until this
                 ---------------------
Agreement has terminated in accordance with its terms, any additional Securities of an Issuer at any time issued to the Pledgor or otherwise acquired by the Pledgor which are (or which the Pledgor desires to be) subject to the Lien of this Pledge Agreement shall be delivered or otherwise transferred to the Pledgee as soon as practicable, but in any event within 10 Business Days of receipt as additional Pledged Collateral and shall be subject to the terms and conditions of this Agreement. Further, upon the execution and delivery of any Intercompany Note, the Pledgee shall deliver such Intercompany Note to the Pledgor as soon as practicable, but in any event within 10 Business Days of receipt thereof, as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

     Section 6.  Voting Rights; Dividends, etc.
                 ------------------------------

     (a)  So long as no Event of Default shall have occurred and be continuing:

          (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to any of the Secured Obligations; provided, however, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral; and

          (ii) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding Securities of an Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of an Issuer, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms and conditions of this Agreement.

The Pledgee shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends which Pledgor is authorized to retain pursuant to clause (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default hereunder, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection
(a)(i) above and/or to receive the dividends and other amounts which Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by Applicable Law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends and other amounts which the Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection
(b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 9 hereof. If the Pledgor shall receive any dividends or other property which it is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee immediately upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

     Section 7.  Event of Default Defined.  For purposes of this Agreement,
                 ------------------------
"Event of Default" shall mean the occurrence and continuance of one or more of the following events:

     (a) Pledgor shall fail to observe or perform any covenant or agreement contained in Section 4(a) (if, in the case of such Section 4(a), such failure was willful or intentional), Section 5, or Section 6(b) hereof;

     (b) Pledgor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding clause (a)) for a period of 30 days after written notice thereof from Pledgee has been received by Pledgor; and

     (c) an Event of Default under and as defined in the Credit Agreement shall occur and be continuing.

     Section 8.  Remedies upon Default.
                 ---------------------

     (a) In addition to any right or remedy that the Pledgee may have under the Credit Agreement, the other Loan Documents or otherwise under Applicable Law, if an Event of Default shall have occurred, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, each of the Pledgee, the Lenders and the Swingline Lender, to the extent permitted by Applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by Applicable
Law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee, the Lenders or the Swingline Lender from the Pledgor as a credit against the purchase price, and the Pledgee, the Lenders and the Swingline Lender may, upon compliance with the terms of sale and to the extent permitted by Applicable Law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided.

     (b) In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

     (c) Notwithstanding anything contained herein to the contrary, in exercising its rights and remedies hereunder, the Pledgee will only dispose of so much of the Pledged Collateral as the Pledgee reasonably determines will be necessary to pay in full the Secured Obligations.

     (d) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     Section 9.  Application of Proceeds of Sale and Cash.  The proceeds of any
                 ----------------------------------------
sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the order provided in Section 8.3. of the Credit Agreement. The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

     Section 10. Pledgee Appointed Attorney-in-Fact.  The Pledgor hereby
                 ----------------------------------
constitutes and appoints the Pledgee the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to do any of the following: (a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 11(b) hereof; (d) to prepare, execute, file, record or deliver applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 11(b) hereof; (e) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (f) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same;
(g) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Pledged Collateral; and (h) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder; provided, however, the Pledgee may exercise the power of attorney granted herein to take the actions specified in the immediately preceding clauses (a), (b), (d), (e), (f), (g) and (h) only upon the occurrence and during the continuance of an Event of Default. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power of attorney granted herein is irrevocable and coupled with an interest.

     Section 11.  Further Assurances.  The Pledgor shall, at its sole cost and
                  ------------------
expense, take all action that may be necessary or desirable in the Pledgee's reasonable opinion, or that the Pledgee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Pledged Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Pledgee, endorsed or accompanied by such instruments of assignment as the Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Pledgee shall deem reasonably necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Pledgee. Notwithstanding the foregoing the Pledgor agrees that

Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by Applicable Law. Any property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee or its counsel may reasonably request. In the event any Pledged Collateral in certificated form becomes eligible for book-entry treatment, the Pledgor will use its best efforts to effectuate such book-entry treatment with respect to such Pledged Collateral.

     Section 12.  Securities Act.  In view of the position of the Pledgor in
                  --------------
relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act or any similar Applicable Law hereafter enacted analogous in purpose or effect (such Act and any such similar Applicable Law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

     Section 13.  Registration.  The Pledgor agrees that, upon the occurrence
                  ------------
and during the continuance of an Event of Default, if for any reason the Pledgee desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Pledgee, use its best efforts to take, or to cause the Issuer of such Pledged Collateral to take, such action, if any, and prepare, distribute and/or file such documents, if any, as are required or advisable in the reasonable opinion of counsel for the Pledgee to permit the public sale of such Pledged Collateral. The Pledgor further agrees to indemnify, defend and hold harmless the Pledgee, the Lenders and the Swingline Lender, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs, fees and disbursements of counsel incurred (including, without limitation, reasonable costs of legal counsel incurred by the Pledgee), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to the Pledgor or the Issuer of such Pledged Collateral by the Pledgee, any Lender or the Swingline Lender or the underwriter expressly for use therein. The Pledgor further agrees to use its best efforts to qualify, file or register, or cause the Issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Pledgee and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Pledgor will bear all costs and expenses of carrying out its obligations under this Section. The Pledgor acknowledges that there is no adequate remedy at law for its failure to comply with the provisions of this Section and that such failure would not be adequate compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

     Section 14.  Indemnification.  The Pledgor agrees to indemnify and hold the
                  ---------------
Pledgee, each Lender, the Swingline Lender and any corporation controlling, controlled by, or under common control with, the Pledgee, any Lender or the Swingline Lender, and any officer, attorney, director, shareholder, agent or employee of the Pledgee, any Lender or the Swingline Lender or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

     Section 15.  Continuing Security Interest.  This Agreement shall create a
                  ----------------------------
continuing security interest in the Pledged Collateral and shall remain in full force and effect until indefeasible payment in full of the Secured Obligations. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Pledged Collateral.

     Section 16.  NO NOVATION.  THE PARTIES HERETO HAVE ENTERED INTO THIS
                  -----------
AGREEMENT SOLELY TO AMEND AND RESTATE THE TERMS OF THE EXISTING PLEDGE AGREEMENT. THE PARTIES DO NOT INTEND THIS AGREEMENT, NOR THE TRANSACTIONS CONTEMPLATED HEREBY, TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OR WAIVER OF ANY OF THE OBLIGATIONS OWING BY THE PLEDGOR UNDER OR IN CONNECTION WITH THE EXISTING PLEDGE AGREEMENT. FURTHER, NONE OF THE PLEDGOR, THE PLEDGEE, ANY LENDER NOR THE SWINGLINE LENDER INTENDS IN ANY WAY TO AFFECT THE PERFECTION OR PRIORITY OF THE PLEDGEE'S LIEN IN THE PLEDGED COLLATERAL CREATED PURSUANT TO THE EXISTING PLEDGE AGREEMENT.

     Section 17.  No Waiver.  Neither the failure on the part of the Pledgee to
                  ---------
exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

     Section 18.  Notices.  All notices and communications required or permitted
                  -------
hereunder shall be given in accordance with the applicable provisions of the Credit Agreement.

     SECTION 19.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 20.  Amendments.  No amendment or waiver of any provision of this
                  ----------
Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless made in accordance with Section 10.7 of the Credit Agreement.

     Section 21.  Binding Agreement; Assignment.  This Agreement shall be
                  -----------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

     Section 22.  Termination.  Upon indefeasible payment in full of all of the
                  -----------
Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Pledged Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

     Section 23.  Severability.  Whenever possible, each provision of this
                  ------------
Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 24.  Headings.  Section headings used herein are for convenience
                  --------
only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     Section 25.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     Section 26.  Definitions.  Terms not otherwise defined herein are used
                  -----------
herein with the respective meanings given them in the Credit Agreement.

                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Borrower Second Amended and Restated Pledge Agreement as of this the date first written above.


                                       SC REALTY INCORPORATED


                                       By:__________________________________
                                         Title:_____________________________

Agreed to, accepted and acknowledged
as of the date first written above.

WELLS FARGO BANK, NATIONAL
 ASSOCIATION, as Agent


By:________________________________
  Title:___________________________

                             SC REALTY INCORPORATED
                    Schedule 1 to Borrower Pledge Agreement

                                     B-13